Condensed Consolidated Balance Sheets (Parentheticals) (USD $)	Jun. 30, 2011	Dec. 31, 2010
Preferred stock par value (in Dollars per share)	$ 1.00	$ 1.00
Preferred stock, shares authorized	10,000,000	10,000,000
Common stock par value (in Dollars per share)	$ 0.01	$ 0.01
Common stock shares authorized	100,000,000	100,000,000
Common stock shares issued	35,598,065	27,779,351
Common stock shares outstanding	35,598,065	35,426,851